As filed with the Securities and Exchange Commission on December 22, 1997
                                                     Registration No. 333-______
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           MCCLATCHY NEWSPAPERS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                    94-0666175
    ------------------------------               ------------------------------
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                     Identification No.)

            2100 "Q" Street
        Sacramento, California                               95816
    ------------------------------               ------------------------------
         (Address of Principal                             (Zip Code)
          Executive Offices)

                MCCLATCHY NEWSPAPERS, INC. 1997 STOCK OPTION PLAN
                            (Full title of the plan)
                                                             COPY TO:
           KAROLE MORGAN-PRAGER                         KATHARINE A. MARTIN
              2100 "Q" Street                      Pillsbury Madison & Sutro LLP
              P.O. Box 15779                            2550 Hanover Street
           Sacramento, CA 95852                         Palo Alto, CA 94305
             (916) 321-1000                               (650) 233-4500
      -------------------------------             ------------------------------
   (Name, address and telephone number,
including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------
      Title of            Amount      Proposed Maximum        Proposed            Amount of
    Securities To          To Be       Offering Price     Maximum Aggregate     Registration
    Be Registered       Registered      per Share(1)      Offering Price(1)          Fee(2)
---------------------------------------------------------------------------------------------

Class A Common Stock,     750,000          $27.5625          $20,671,875           $6,098.21
   par value $.01

---------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices of the Class A
      Common Stock on the New York Stock Exchange.
(2) The Registration fee has been calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended.

                       ----------------------------------


The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933, as amended.
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*
-------  ----------------

Item 2.  Registrant Information and Employee Plan Annual Information.*
-------  -----------------------------------------------------------

                  * Information required by Part I to be contained in the
         Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
-------  -----------------------------------------------

         The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

         (a) Registrant's Form 10-K for the year ended December 31, 1996.

         (b) Registrant's Forms 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

         (c) Registrant's Form 8-K filed November 18, 1997.

         (d) The description of Registrant's Common Stock contained in Registrant's registration statement on Form 8-A dated November 28, 1988, as amended on December 9, 1988.

Item 4.  Description of Securities.
-------  -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
-------  --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
-------  -----------------------------------------

         Section 145 of the Delaware General Corporation Laws permits Registrant's board of directors to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director, officer, employee or agent of Registrant, in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act":). The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

         Registrant's Restated Certificate of Incorporation provides for indemnification of its directors, officers, employees and other agents to the fullest extent permitted by law.

         As permitted by sections 102 and 145 of the Delaware General Corporation Laws, Registrant's Restated Certificate of Incorporation eliminates a director's personal liability for monetary damages to Registrant and its stockholders arising from a breach or alleged breach of a director's fiduciary duty of loyalty to Registrant or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or from any transaction for which the director derived an improper personal benefit.

         In addition, Registrant maintains officers' and directors' insurance covering certain liabilities that may be incurred by officers and directors in the performance of their duties.

Item 7.  Exemption from Registration Claimed.
-------  -----------------------------------

         Not applicable.

Item 8.  Exhibits.
-------  --------

         See Index to Exhibits to this Form S-8, which is incorporated herein by reference.

Item 9.  Undertakings.
-------  ------------

         (a) The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3)
              of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events
              arising after the effective date of the registration statement (or the most recent effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to
              the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         PROVIDED, HOWEVER, That paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are incorporated by reference in the registration statement.

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sacramento, State of California, on December 10, 1997.

                                      McCLATCHY NEWSPAPERS, INC.



                                      By        /s/ GARY B. PRUITT
                                        ----------------------------------------
                                                    Gary B. Pruitt
                                         President and Chief Executive Officer


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary B. Pruitt and Karole Morgan-Prager, and each of them his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:


              Name                               Title                               Date
              ----                               -----                               ----


       /s/ GARY B. PRUITT           President, Chief Executive Officer           December 10, 1997
---------------------------------   and Director (Principal Executive
         Gary B. Pruitt             Officer)


       /s/ JAMES B. SMITH           Vice President-Finance, Treasurer            December 10, 1997
---------------------------------   and Director (Principal Financial
         James B. Smith             Officer)




      /s/ ROBERT W. BERGER          Controller (Principal Accounting             December 10, 1997
---------------------------------   Officer)
        Robert W. Berger



     /s/ WILLIAM K. COBLENTZ        Director                                     December 16, 1997
---------------------------------
       William K. Coblentz



  /s/ MOLLY MALONEY EVANGELISTI     Director                                     December 10, 1997
---------------------------------
    Molly Maloney Evangelisti



        /s/ JOAN F. LANE            Director                                     December 10, 1997
---------------------------------
          Joan F. Lane



       /s/ R. LARRY JINKS           Director                                     December 10, 1997
---------------------------------
         R. Larry Jinks



      /s/ BETTY LOU MALONEY         Director                                     December 10, 1997
---------------------------------
        Betty Lou Maloney



     /s/ JAMES B. McCLATCHY         Director                                     December 10, 1997
---------------------------------
       James B. McClatchy



  /s/ WILLIAM ELLERY McCLATCHY      Director                                     December 10, 1997
---------------------------------
    William Ellery McClatchy



         /s/ ERWIN POTTS            Chairman of the Board and                    December 10, 1997
---------------------------------   Director
           Erwin Potts



   /s/ S. DONLEY RITCHEY, Jr.       Director                                     December 10, 1997
---------------------------------
     S. Donley Ritchey, Jr.



       /s/ WILLIAM M. ROTH          Director                                     December 10, 1997
---------------------------------
         William M. Roth




      /s/ FREDERICK R. RUIZ         Director                                     December 10, 1997
---------------------------------
        Frederick R. Ruiz



       /s/ GARY B. PRUITT
By ------------------------------
       (Attorney-in-Fact)

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
Number      Exhibit
-------     -------

4.1 Registrant's Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-K for the year ended December 31, 1988.

4.2         Certificate of Amendment of Restated Certificate of
            Incorporation of the Registrant incorporated by reference to
            Exhibit 3.1 to the Registrant's Form 10-Q for the quarter ended June 30, 1997.

4.3 Registrant's Amended and Restated By-laws, incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q for the quarter ended June 30, 1997.

4.4         1997 Stock Option Plan, filed herewith

5.1         Opinion of Pillsbury Madison & Sutro LLP, filed herewith

23.1        Consent of Deloitte & Touche LLP, filed herewith

23.2        Consent of Pillsbury Madison & Sutro LLP, included in Exhibit
            5.1.

24.1        Power of Attorney, included on page 5